Exhibit 99

Alcoa and subsidiaries

Statement of Consolidated Operations (unaudited)

(in millions, except per-share, share, and metric ton amounts)

	Quarter ended
	December 31, 2014	September 30, 2015	December 31, 2015
Sales	$6,377	$5,573	$5,245
Cost of goods sold (exclusive of expenses below)	4,973	4,559	4,404
Selling, general administrative, and other expenses	271	261	262
Research and development expenses	60	55	60
Provision for depreciation, depletion, and amortization	335	318	322
Impairment of goodwill	—	—	25
Restructuring and other charges(4)	388	66	735
Interest expense	122	123	129
Other (income) expenses, net	(6)	(15)	29

Total costs and expenses(4)	6,143	5,367	5,966
Income (loss) before income taxes(4)	234	206	(721)
Provision for income taxes	120	100	44

Net income (loss)(4)	114	106	(765)
Less: Net (loss) income attributable to noncontrolling interests	(45)	62	(64)

NET INCOME (LOSS) ATTRIBUTABLE TO ALCOA(4)	$159	$44	$(701)

EARNINGS PER SHARE ATTRIBUTABLE TO ALCOA COMMON SHAREHOLDERS:
Basic:
Net income (loss)(1),(4)	$0.12	$0.02	$(0.55)
Average number of shares(2)	1,196,232,954	1,280,536,623	1,310,111,498
Diluted:
Net income (loss)(1),(4)	$0.11	$0.02	$(0.55)
Average number of shares(3)	1,217,350,305	1,294,392,945	1,310,111,498
Shipments of aluminum products (metric tons)	1,196,000	1,137,000	1,144,000

(1)	In order to calculate both basic and diluted earnings per share for the quarters ended December 31, 2014, September 30, 2015, and December 31, 2015, preferred stock dividends declared of $19, $18, and $17, respectively, need to be subtracted from Net income (loss) attributable to Alcoa.

(2)	In the fourth quarter of 2014, Alcoa issued 37 million shares of its common stock as part of the consideration paid to acquire Firth Rixson. As a result, the basic average number of shares for the quarter ended December 31, 2014 includes 17 million representing the weighted average number of shares for the length of time the 37 million shares were outstanding during the fourth quarter of 2014, and the respective basic average number of shares for the quarters ended September 30, 2015 and December 31, 2015 includes all 37 million shares.

Additionally, in the third quarter of 2015, Alcoa issued 87 million shares of its common stock to acquire RTI International Metals. As a result, the basic average number of shares for the quarter ended September 30, 2015 includes 58 million representing the weighted average number of shares for the length of time the 87 million shares were outstanding during the third quarter of 2015, and the basic average number of shares for the quarter ended December 31, 2015 includes all 87 million shares.

(3)	In the quarters ended December 31, 2014 and September 30, 2015, the difference between the respective diluted average number of shares and the respective basic average number of shares relates to share equivalents associated with outstanding employee stock options and awards. The respective diluted average number of shares for the quarters ended December 31, 2014 and September 30, 2015 does not include any share equivalents related to the mandatory convertible preferred stock as their effect was anti-dilutive. Additionally, the diluted average number of shares for the quarter ended September 30, 2015 does not include any share equivalents related to convertible debt (acquired through RTI International Metals) as their effect was anti-dilutive. In the quarter ended December 31, 2015, the diluted average number of shares does not include any share equivalents as their effect was anti-dilutive.

(4)	As described in the Amendment to the Current Report on Form 8-K to which this exhibit is included therein, these amounts were updated to reflect the impact associated with an unfavorable outcome of a litigation matter in Italy.

Alcoa and subsidiaries

Statement of Consolidated Operations (unaudited), continued

(in millions, except per-share, share, and metric ton amounts)

	Year ended December 31,
	2014	2015
Sales	$23,906	$22,534
Cost of goods sold (exclusive of expenses below)	19,137	18,069
Selling, general administrative, and other expenses	995	979
Research and development expenses	218	238
Provision for depreciation, depletion, and amortization	1,371	1,280
Impairment of goodwill	—	25
Restructuring and other charges(4)	1,168	1,195
Interest expense	473	498
Other expenses, net	47	2

Total costs and expenses(4)	23,409	22,286
Income before income taxes(4)	497	248
Provision for income taxes	320	445

Net income (loss)(4)	177	(197)
Less: Net (loss) income attributable to noncontrolling interests	(91)	125

NET INCOME (LOSS) ATTRIBUTABLE TO ALCOA(4)	$268	$(322)

EARNINGS PER SHARE ATTRIBUTABLE TO ALCOA COMMON SHAREHOLDERS:
Basic:
Net income (loss)(1),(4)	$0.21	$(0.31)
Average number of shares(2)	1,161,718,625	1,258,689,555
Diluted:
Net income (loss)(1),(4)	$0.21	$(0.31)
Average number of shares(3)	1,180,050,215	1,258,689,555
Common stock outstanding at the end of the period	1,216,663,661	1,310,160,141
Shipments of aluminum products (metric tons)	4,794,000	4,537,000

(1)	In order to calculate both basic and diluted earnings per share for the years ended December 31, 2014 and 2015, preferred stock dividends declared of $21 and $69, respectively, need to be subtracted from Net income (loss) attributable to Alcoa.

(2)	In the first quarter of 2014, holders of $575 principal amount of Alcoa’s 5.25% Convertible Notes due March 15, 2014 (the “Notes”) exercised their option to convert the Notes into 89 million shares of Alcoa common stock. As a result, the basic average number of shares for the year ended December 31, 2014 includes 73 million representing the weighted average number of shares for the length of time the 89 million shares were outstanding during 2014, and the basic average number of shares for the year ended December 31, 2015 includes all 89 million shares.

Additionally, in the fourth quarter of 2014, Alcoa issued 37 million shares of its common stock as part of the consideration paid to acquire Firth Rixson. As a result, the basic average number of shares for the year ended December 31, 2014 includes 4 million representing the weighted average number of shares for the length of time the 37 million shares were outstanding during 2014, and the basic average number of shares for the year ended December 31, 2015 includes all 37 million shares.

Furthermore, in the third quarter of 2015, Alcoa issued 87 million shares of its common stock to acquire RTI International Metals. As a result, the basic average number of shares for the year ended December 31, 2015 includes 37 million representing the weighted average number of shares for the length of time the 87 million shares were outstanding during 2015.

(3)	In the year ended December 31, 2014, the difference between the diluted average number of shares and the basic average number of shares relates to share equivalents associated with outstanding employee stock options and awards. The diluted average number of shares for the year ended December 31, 2014 does not include any share equivalents related to the Notes or mandatory convertible preferred stock as their effect was anti-dilutive. In the year ended December 31, 2015, the diluted average number of shares does not include any share equivalents as their effect was anti-dilutive.

(4)	As described in the Amendment to the Current Report on Form 8-K to which this exhibit is included therein, these amounts were updated to reflect the impact associated with an unfavorable outcome of a litigation matter in Italy.

Alcoa and subsidiaries

Consolidated Balance Sheet (unaudited)

(in millions)

	December 31, 2014(1)	December 31, 2015(1),(2)
ASSETS
Current assets:
Cash and cash equivalents	$1,877	$1,919
Receivables from customers, less allowances of $14 in 2014 and $13 in 2015	1,395	1,340
Other receivables	733	522
Inventories	3,082	3,442
Prepaid expenses and other current assets(3)	761	751

Total current assets	7,848	7,974

Properties, plants, and equipment	35,517	33,687
Less: accumulated depreciation, depletion, and amortization	19,091	18,872

Properties, plants, and equipment, net	16,426	14,815

Goodwill	5,247	5,406
Investments	1,944	1,685
Deferred income taxes(3)	3,175	2,676
Other noncurrent assets(4)	2,759	4,017

Total assets(4)	$37,399	$36,573

LIABILITIES
Current liabilities:
Short-term borrowings	$54	$38
Accounts payable, trade	3,152	2,910
Accrued compensation and retirement costs	937	850
Taxes, including income taxes(3)	265	239
Other current liabilities(4)	1,021	1,174
Long-term debt due within one year	29	21

Total current liabilities(4)	5,458	5,232

Long-term debt, less amount due within one year	8,769	9,044
Accrued pension benefits	3,291	3,321
Accrued other postretirement benefits	2,155	2,106
Other noncurrent liabilities and deferred credits(3)	2,932	2,742

Total liabilities(4)	22,605	22,445

EQUITY
Alcoa shareholders’ equity:
Preferred stock	55	55
Mandatory convertible preferred stock	3	3
Common stock	1,304	1,391
Additional capital	9,284	10,019
Retained earnings(4)	9,379	8,834
Treasury stock, at cost	(3,042)	(2,825)
Accumulated other comprehensive loss	(4,677)	(5,434)

Total Alcoa shareholders’ equity(4)	12,306	12,043

Noncontrolling interests	2,488	2,085

Total equity(4)	14,794	14,128

Total liabilities and equity(4)	$37,399	$36,573

(1)	On November 19, 2014, Alcoa completed the acquisition of Firth Rixson. As a result, Alcoa’s Consolidated Balance Sheet as of December 31, 2014 included an estimate of the beginning balance sheet of Firth Rixson. This estimate resulted in the allocation of $1,227 of the $3,125 purchase price (includes $130 of contingent consideration) to various assets, primarily Properties, plants, and equipment, and liabilities with the difference included in Goodwill. In 2015, an adjustment of $128 was recorded to decrease the initial amount recorded as Goodwill. This adjustment was based on management’s final allocation of the purchase price, which was based, in part, on information from a third-party valuation of the acquired business.

(2)	The Consolidated Balance Sheet as of December 31, 2015 includes amounts related to the acquisition of RTI International Metals. These amounts are composed of an estimate of the beginning balance sheet of RTI International Metals on the acquisition date, July 23, 2015, and the changes in these balances from July 23, 2015 through December 31, 2015. The estimate of the beginning balance sheet is the result of allocating $625 of the $870 purchase price to various assets, primarily Properties, plants, and equipment, and liabilities with the difference included in Goodwill. The final allocation of the purchase price will be based, in part, on management’s review of information from a third-party valuation of the acquired business, which is expected to be completed in the second quarter of 2016.

(3)	In the fourth quarter of 2015, Alcoa adopted changes issued by the Financial Accounting Standards Board to accounting for income taxes, which requires all deferred income tax assets and liabilities to be classified as noncurrent in a classified balance sheet. These changes were to become effective for Alcoa on January 1, 2017; however, management elected the early adoption provision. As such, all deferred income tax assets and liabilities were classified in the Deferred income taxes and Other noncurrent liabilities and deferred credits, respectively, line items on the December 31, 2015 Consolidated Balance Sheet. Additionally, management elected to update the December 31, 2014 Consolidated Balance Sheet for these changes for comparative purposes. As a result, $421 of current deferred income tax assets (previously reported in Prepaid expenses and other current assets) and $83 of current deferred income tax liabilities (previously reported in Taxes, including income taxes) were reclassified to the respective, aforementioned noncurrent asset and liability line items on the December 31, 2014 Consolidated Balance Sheet.

(4)	As described in the Amendment to the Current Report on Form 8-K to which this exhibit is included therein, these amounts were updated to reflect the impact associated with an unfavorable outcome of a litigation matter in Italy.

Alcoa and subsidiaries

Statement of Consolidated Cash Flows (unaudited)

(in millions)

	Year ended December 31,
	2014	2015
CASH FROM OPERATIONS
Net income (loss)(6)	$177	$(197)
Adjustments to reconcile net income to cash from operations:
Depreciation, depletion, and amortization	1,372	1,280
Deferred income taxes	(35)	113
Equity income, net of dividends	104	158
Impairment of goodwill	—	25
Restructuring and other charges(6)	1,168	1,195
Net gain from investing activities – asset sales	(47)	(74)
Net periodic pension benefit cost(1)	423	485
Stock-based compensation	87	92
Excess tax benefits from stock-based payment arrangements	(9)	(9)
Other	66	(32)
Changes in assets and liabilities, excluding effects of acquisitions, divestitures, and foreign currency translation adjustments:
(Increase) decrease in receivables	(312)	212
(Increase) in inventories	(355)	(64)
(Increase) decrease in prepaid expenses and other current assets	(25)	26
Increase (decrease) in accounts payable, trade	256	(70)
(Decrease) in accrued expenses	(451)	(437)
Increase (decrease) in taxes, including income taxes	7	(54)
Pension contributions	(501)	(470)
(Increase) in noncurrent assets(1),(2)	(42)	(370)
(Decrease) in noncurrent liabilities(1)	(209)	(227)

CASH PROVIDED FROM OPERATIONS	1,674	1,582

FINANCING ACTIVITIES
Net change in short-term borrowings (original maturities of three months or less)	(2)	(16)
Additions to debt (original maturities greater than three months)	2,878	1,901
Debt issuance costs	(17)	(3)
Payments on debt (original maturities greater than three months)(3)	(1,723)	(2,030)
Proceeds from exercise of employee stock options	150	25
Excess tax benefits from stock-based payment arrangements	9	9
Issuance of mandatory convertible preferred stock	1,211	—
Dividends paid to shareholders	(161)	(223)
Distributions to noncontrolling interests	(120)	(106)
Contributions from noncontrolling interests	53	2
Acquisitions of noncontrolling interests	(28)	—

CASH PROVIDED FROM (USED FOR) FINANCING ACTIVITIES	2,250	(441)

INVESTING ACTIVITIES
Capital expenditures	(1,219)	(1,180)
Acquisitions, net of cash acquired(4)	(2,385)	97
Proceeds from the sale of assets and businesses(5)	253	112
Additions to investments	(195)	(134)
Sales of investments	57	40
Net change in restricted cash	(2)	(20)
Other	31	25

CASH USED FOR INVESTING ACTIVITIES	(3,460)	(1,060)

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(24)	(39)

Net change in cash and cash equivalents	440	42
Cash and cash equivalents at beginning of year	1,437	1,877

CASH AND CASH EQUIVALENTS AT END OF YEAR	$1,877	$1,919

(1)	In the first quarter of 2015, management decided to reflect the net periodic benefit cost related to Alcoa-sponsored defined benefit pension plans as a separate line item in the Statement of Consolidated Cash Flows. In prior periods, a portion of this amount was reported in both the (Increase) in noncurrent assets (overfunded plans) and the (Decrease) in noncurrent liabilities (underfunded plans) line items. As a result, the Statement of Consolidated Cash Flows for the year ended December 31, 2014 was revised to conform to the current period presentation.

(2)	The (Increase) in noncurrent assets line item for the year ended December 31, 2015 includes a $300 prepayment related to a natural gas supply agreement for three alumina refineries in Western Australia, which are owned by Alcoa’s majority-owned subsidiary, Alcoa of Australia Limited.

(3)	In the first quarter of 2014, holders of $575 principal amount of Alcoa’s 5.25% Convertible Notes due March 15, 2014 (the “Notes”) exercised their option to convert the Notes into 89 million shares of Alcoa common stock. This transaction was not reflected in the Statement of Consolidated Cash Flows for the year ended December 31, 2014 as it represents a noncash financing activity.

(4)	In the fourth quarter of 2014, Alcoa paid $2,995 (net of cash acquired) to acquire Firth Rixson. A portion of this consideration was paid through the issuance of 37 million shares in Alcoa common stock valued at $610. The issuance of common stock was not reflected in the Statement of Consolidated Cash Flows for the year ended December 31, 2014 as it represents a noncash investing activity.

In the third quarter of 2015, Alcoa issued 87 million shares of its common stock valued at $870 to acquire RTI International Metals. The issuance of common stock was not reflected in the Statement of Consolidated Cash Flows for the year ended December 31, 2015 as it represents a noncash investing activity. However, through this acquisition, Alcoa acquired $302 in cash, which was reflected as a cash inflow in the Acquisitions, net of cash acquired line item on the Statement of Consolidated Cash Flows for the year ended December 31, 2015.

(5)	Proceeds from the sale of assets and businesses for the year ended December 31, 2015 includes a cash outflow for cash paid as a result of post-closing adjustments associated with the December 2014 divestiture of three rolling mills in Spain and France.

(6)	As described in the Amendment to the Current Report on Form 8-K to which this exhibit is included therein, these amounts were updated to reflect the impact associated with an unfavorable outcome of a litigation matter in Italy.

Alcoa and subsidiaries

Segment Information (unaudited)

(dollars in millions, except realized prices; production and shipments in thousands of metric tons [kmt])

	4Q14	2014	1Q15	2Q15	3Q15	4Q15	2015
Alumina:
Alumina production (kmt)	4,161	16,606	3,933	3,977	3,954	3,856	15,720
Third-party alumina shipments (kmt)	2,928	10,652	2,538	2,706	2,798	2,713	10,755
Third-party sales	$1,017	$3,509	$887	$924	$912	$732	$3,455
Intersegment sales	$469	$1,941	$501	$431	$391	$364	$1,687
Equity loss	$(10)	$(29)	$(7)	$(11)	$(9)	$(14)	$(41)
Depreciation, depletion, and amortization	$90	$387	$80	$77	$71	$68	$296
Income taxes	$75	$153	$92	$87	$85	$36	$300
After-tax operating income (ATOI)	$178	$370	$221	$215	$212	$98	$746
Primary Metals:
Aluminum production (kmt)	731	3,125	711	701	700	699	2,811
Third-party aluminum shipments (kmt)	637	2,534	589	630	615	644	2,478
Alcoa’s average realized price per metric ton of aluminum	$2,578	$2,405	$2,420	$2,180	$1,901	$1,799	$2,069
Third-party sales	$1,852	$6,800	$1,572	$1,534	$1,249	$1,236	$5,591
Intersegment sales	$749	$2,931	$692	$562	$479	$437	$2,170
Equity income (loss)	$11	$(34)	$(3)	$(5)	$(7)	$3	$(12)
Depreciation, depletion, and amortization	$117	$494	$109	$109	$106	$105	$429
Income taxes	$89	$203	$57	$6	$(49)	$(42)	$(28)
ATOI	$267	$594	$187	$67	$(59)	$(40)	$155
Global Rolled Products:
Third-party aluminum shipments (kmt)	487	1,964	432	462	449	432	1,775
Third-party sales	$1,888	$7,351	$1,621	$1,668	$1,527	$1,422	$6,238
Intersegment sales	$46	$185	$36	$34	$29	$26	$125
Equity loss	$(8)	$(27)	$(9)	$(7)	$(8)	$(8)	$(32)
Depreciation, depletion, and amortization	$57	$235	$56	$56	$56	$59	$227
Income taxes(1)	$16	$89	$36	$25	$28	$20	$109
ATOI(1)	$52	$245	$54	$76	$62	$52	$244
Engineered Products and Solutions(2):
Third-party sales	$1,114	$4,217	$1,257	$1,279	$1,397	$1,409	$5,342
Depreciation, depletion, and amortization	$42	$137	$51	$54	$61	$67	$233
Income taxes(1)	$64	$298	$76	$81	$71	$54	$282
ATOI(1)	$124	$579	$156	$165	$151	$123	$595
Transportation and Construction Solutions(2):
Third-party sales	$500	$2,021	$471	$492	$475	$444	$1,882
Depreciation, depletion, and amortization	$11	$42	$10	$11	$11	$11	$43
Income taxes(1)	$14	$69	$14	$17	$18	$14	$63
ATOI(1)	$38	$180	$38	$44	$44	$40	$166
Reconciliation of total segment ATOI to consolidated net income (loss) attributable to Alcoa(2):
Total segment ATOI(1)	$659	$1,968	$656	$567	$410	$273	$1,906
Unallocated amounts (net of tax):
Impact of LIFO	(21)	(54)	7	36	50	43	136
Metal price lag(1)	22	78	(23)	(39)	(48)	(23)	(133)
Interest expense	(80)	(308)	(80)	(80)	(80)	(84)	(324)
Noncontrolling interests	45	91	(60)	(67)	(62)	64	(125)
Corporate expense	(80)	(284)	(62)	(65)	(72)	(67)	(266)
Impairment of goodwill	—	—	—	—	—	(25)	(25)
Restructuring and other charges(3)	(307)	(894)	(161)	(159)	(48)	(575)	(943)
Other	(79)	(329)	(82)	(53)	(106)	(307)	(548)

Consolidated net income (loss) attributable to Alcoa(3)	$159	$268	$195	$140	$44	$(701)	$(322)

The difference between certain segment totals and consolidated amounts is in Corporate.

(1)	Effective in the second quarter of 2015, management removed the impact of metal price lag from the results of the Global Rolled Products and Engineered Products and Solutions (now Engineered Products and Solutions and Transportation and Construction Solutions – see footnote 2 below) segments in order to enhance the visibility of the underlying operating performance of these businesses. Metal price lag describes the timing difference created when the average price of metal sold differs from the average cost of the metal when purchased by the respective segment. The impact of metal price lag is now reported as a separate line item in Alcoa’s reconciliation of total segment ATOI to consolidated net income (loss) attributable to Alcoa. As a result, this change does not impact the consolidated results of Alcoa. Segment information for all prior periods presented was updated to reflect this change.

(2)	In the third quarter of 2015, management approved a realignment of Alcoa’s Engineered Products and Solutions segment due to the expansion of this part of Alcoa’s business portfolio through both organic and inorganic growth. This realignment consisted of moving both the Alcoa Wheel and Transportation Products and Building and Construction Systems business units to a new reportable segment named Transportation and Construction Solutions. Additionally, the Latin American soft alloy extrusions business previously included in Corporate was moved into the new Transportation and Construction Solutions segment. The remaining Engineered Products and Solutions segment consists of the Alcoa Fastening Systems and Rings (renamed to include portions of the Firth Rixson business acquired in November 2014), Alcoa Power and Propulsion (includes the TITAL business acquired in March 2015), Alcoa Forgings and Extrusions (includes the other portions of Firth Rixson), and Alcoa Titanium and Engineered Products (a new business unit that represents the RTI International Metals business acquired in July 2015) business units. Segment information for all prior periods presented was updated to reflect the new segment structure.

(3)	As described in the Amendment to the Current Report on Form 8-K to which this exhibit is included therein, these amounts were updated to reflect the impact associated with an unfavorable outcome of a litigation matter in Italy.

Alcoa and subsidiaries

Calculation of Financial Measures (unaudited)

(in millions, except per-share amounts)

Adjusted Income	Quarter ended			Year ended
	December 31, 2014	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015
Net income (loss) attributable to Alcoa(4)	$159	$44	$(701)	$268	$(322)
Restructuring and other charges(4)	200	30	507	703	836
Discrete tax items(1)	16	4	187	33	186
Other special items(2)	57	31	72	112	87

Net income attributable to Alcoa – as adjusted	$432	$109	$65	$1,116	$787

Diluted EPS(3):
Net income (loss) attributable to Alcoa common shareholders(4)	$0.11	$0.02	$(0.55)	$0.21	$(0.31)
Net income attributable to Alcoa common shareholders – as adjusted	0.33	0.07	0.04	0.92	0.56

Net income (loss) attributable to Alcoa – as adjusted is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges, discrete tax items, and other special items (collectively, “special items”). There can be no assurances that additional special items will not occur in future periods. To compensate for this limitation, management believes that it is appropriate to consider both Net income (loss) attributable to Alcoa determined under GAAP as well as Net income attributable to Alcoa – as adjusted.

(1)	Discrete tax items include the following:
•	for the quarter ended December 31, 2015, a charge for valuation allowances related to certain U.S. and Iceland deferred tax assets ($190) and a net benefit for a number of small items ($3);
•	for the quarter ended September 30, 2015, a net charge for a number of small items;
•	for the quarter ended December 31, 2014, a charge for the remeasurement of certain deferred tax assets of a subsidiary in Spain due to a tax rate change ($16), a benefit for an adjustment to the remeasurement of certain deferred tax assets of a subsidiary in Brazil due to a tax rate change ($3), and a net charge for a number of small items ($3);
•	for the year ended December 31, 2015, a charge for valuation allowances related to certain U.S. and Iceland deferred tax assets ($190) and a net benefit for a number of small items ($4); and
•	for the year ended December 31, 2014, a charge for the remeasurement of certain deferred tax assets of a subsidiary in Brazil due to a tax rate change ($31), a charge for the remeasurement of certain deferred tax assets of a subsidiary in Spain due to a tax rate change ($16), and a net benefit for a number of other items ($14).

(2)	Other special items include the following:
•	for the quarter ended December 31, 2015, a write-down of inventory related to the permanent closure or temporary curtailment of various facilities in Suriname and the United States ($28), an impairment of goodwill related to the soft alloy extrusions business in Brazil ($25), costs associated with the planned separation of Alcoa ($12), a net unfavorable change in certain mark-to-market energy derivative contracts ($5), and an unfavorable tax impact related to the interim period treatment of operational losses in certain foreign jurisdictions for which no tax benefit was recognized ($2);
•	for the quarter ended September 30, 2015, an unfavorable tax impact resulting from the difference between Alcoa’s consolidated estimated annual effective tax rate and the statutory rates applicable to special items ($27), a gain on the sale of land in the United States and an equity investment in a China rolling mill ($25), costs associated with the planned separation of Alcoa and the acquisition of RTI International Metals ($22), a favorable tax impact related to the interim period treatment of operational losses in certain foreign jurisdictions for which no tax benefit was recognized ($16), a write-down of inventory related to a refinery in Suriname ($13), and a net unfavorable change in certain mark-to-market energy derivative contracts ($10);
•	for the quarter ended December 31, 2014, an unfavorable tax impact resulting from the difference between Alcoa’s consolidated estimated annual effective tax rate and the statutory rates applicable to special items ($81), a favorable tax impact related to the interim period treatment of operational losses in certain foreign jurisdictions for which no tax benefit was recognized ($44), costs associated with the acquisition of Firth Rixson and the then-planned acquisition of TITAL ($22), and a net favorable change in certain mark-to-market energy derivative contracts ($2);
•	for the year ended December 31, 2015, costs associated with the planned separation of Alcoa and the acquisitions of RTI International Metals and TITAL ($46), a gain on the sale of land in the United States and an equity investment in a China rolling mill ($44), a write-down of inventory related to the permanent closure or temporary curtailment of various facilities in Suriname, the United States, Brazil, and Australia ($43), an impairment of goodwill related to the soft alloy extrusions business in Brazil ($25), and a net unfavorable change in certain mark-to-market energy derivative contracts ($17); and
•

for the year ended December 31, 2014, a write-down of inventory related to the permanent closure of various facilities in Italy, Australia, and the United States ($47), costs associated with the acquisition of Firth Rixson and the then-planned acquisition of TITAL ($47), a gain on the sale of both a mining interest in

Suriname and an equity investment in a China rolling mill ($20), an unfavorable impact related to the restart of one potline at the joint venture in Saudi Arabia that was previously shut down due to a period of pot instability ($19), costs associated with preparation for and ratification of a new labor agreement with the United Steelworkers ($11), a net unfavorable change in certain mark-to-market energy derivative contracts ($6), and a loss on the write-down of an asset to fair value ($2).

(3)	The average number of shares applicable to diluted EPS for Net income (loss) attributable to Alcoa common shareholders excludes certain share equivalents as their effect was anti-dilutive (see footnote 3 to the Statement of Consolidated Operations). However, certain of these share equivalents may become dilutive in the EPS calculation applicable to Net income attributable to Alcoa common shareholders – as adjusted due to a larger and/or positive numerator. Specifically:
•	for the quarter ended December 31, 2015, share equivalents associated with outstanding employee stock options and awards were dilutive based on Net income attributable to Alcoa common shareholders – as adjusted, resulting in a diluted average number of shares of 1,324,378,133;
•	for the quarter ended September 30, 2015, no additional share equivalents were dilutive based on Net income attributable to Alcoa common shareholders – as adjusted, resulting in a diluted average number of shares of 1,294,392,945;
•	for the quarter ended December 31, 2014, share equivalents associated with mandatory convertible preferred stock were dilutive based on Net income attributable to Alcoa common shareholders – as adjusted, resulting in a diluted average number of shares of 1,294,701,805 (the subtraction of preferred stock dividends declared from the numerator (see footnote 1 to the Statement of Consolidated Operations) needs to be reversed since the related mandatory convertible preferred stock was dilutive);
•	for the year ended December 31, 2015, share equivalents associated with both outstanding employee stock options and awards and convertible notes related to the acquisition of RTI International Metals were dilutive based on Net income attributable to Alcoa common shareholders – as adjusted, resulting in a diluted average number of shares of 1,288,633,988 (after-tax interest expense of $8 needs to be added back to the numerator since the convertible notes were dilutive); and
•	for the year ended December 31, 2014, share equivalents associated with both Alcoa’s 5.25% convertible notes and mandatory convertible preferred stock were dilutive based on Net income attributable to Alcoa common shareholders – as adjusted, resulting in a diluted average number of shares of 1,217,720,724 (after-tax interest expense of $6 needs to be added back to the numerator since the convertible notes were dilutive and the subtraction of $19 of the preferred stock dividends declared from the numerator (see footnote 1 to the Statement of Consolidated Operations) needs to be reversed since the related mandatory convertible preferred stock was dilutive).

(4)	As described in the Amendment to the Current Report on Form 8-K to which this exhibit is included therein, these amounts were updated to reflect the impact associated with an unfavorable outcome of a litigation matter in Italy.

Alcoa and subsidiaries

Calculation of Financial Measures (unaudited), continued

(dollars in millions)

Adjusted EBITDA	Quarter ended			Year ended
	December 31, 2014	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015
Net income (loss) attributable to Alcoa(1)	$159	$44	$(701)	$268	$(322)
Add:
Net (loss) income attributable to noncontrolling interests	(45)	62	(64)	(91)	125
Provision for income taxes	120	100	44	320	445
Other (income) expenses, net	(6)	(15)	29	47	2
Interest expense	122	123	129	473	498
Restructuring and other charges(1)	388	66	735	1,168	1,195
Impairment of goodwill	—	—	25	—	25
Provision for depreciation, depletion, and amortization	335	318	322	1,371	1,280

Adjusted EBITDA	$1,073	$698	$519	$3,556	$3,248

Adjusted EBITDA Measures:
Sales	$6,377	$5,573	$5,245	$23,906	$22,534
Adjusted EBITDA Margin	16.8%	12.5%	9.9%	14.9%	14.4%
Total Debt				$8,852	$9,103
Debt-to-Adjusted EBITDA Ratio				2.49	2.80

Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

(1)	As described in the Amendment to the Current Report on Form 8-K to which this exhibit is included therein, these amounts were updated to reflect the impact associated with an unfavorable outcome of a litigation matter in Italy

Alcoa and subsidiaries

Calculation of Financial Measures (unaudited), continued

(dollars in millions, except per metric ton amounts)

	Alumina					Primary Metals
Segment Measures Adjusted EBITDA	Quarter ended			Year ended		Quarter ended			Year ended
	December 31, 2014	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015
After-tax operating income (ATOI)	$178	$212	$98	$370	$746	$267	$(59)	$(40)	$594	$155
Add:
Depreciation, depletion, and amortization	90	71	68	387	296	117	106	105	494	429
Equity loss (income)	10	9	14	29	41	(11)	7	(3)	34	12
Income taxes	75	85	36	153	300	89	(49)	(42)	203	(28)
Other	2	(1)	2	(28)	1	(2)	(2)	1	(6)	(2)

Adjusted EBITDA	$355	$376	$218	$911	$1,384	$460	$3	$21	$1,319	$566

Production (thousand metric tons) (kmt)	4,161	3,954	3,856	16,606	15,720	731	700	699	3,125	2,811
Adjusted EBITDA / Production ($ per metric ton)	$85	$95	$57	$55	$88	$629	$4	$30	$422	$201

Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other nonoperating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Alcoa and subsidiaries

Calculation of Financial Measures (unaudited), continued

(dollars in millions, except per metric ton amounts)

	Global Rolled Products(1)
Segment Measures Adjusted EBITDA	Quarter ended			Year ended
	December 31, 2014	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015
After-tax operating income (ATOI)	$52	$62	$52	$245	$244
Add:
Depreciation, depletion, and amortization	57	56	59	235	227
Equity loss	8	8	8	27	32
Income taxes	16	28	20	89	109
Other	—	(1)	—	(1)	(1)

Adjusted EBITDA	$133	$153	$139	$595	$611

Total shipments (thousand metric tons) (kmt)	508	464	446	2,056	1,836
Adjusted EBITDA / Total shipments ($ per metric ton)	$262	$330	$312	$289	$333

Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other nonoperating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

(1)	Effective in the second quarter of 2015, management removed the impact of metal price lag from the results of the Global Rolled Products segment in order to enhance the visibility of the underlying operating performance of this business. Metal price lag describes the timing difference created when the average price of metal sold differs from the average cost of the metal when purchased by this segment. The impact of metal price lag is now reported as a separate line item in Alcoa’s reconciliation of total segment ATOI to consolidated net income (loss) attributable to Alcoa. As a result, this change does not impact the consolidated results of Alcoa. Segment information for all prior periods presented was updated to reflect this change. See Segment Information above for additional information.

Alcoa and subsidiaries

Calculation of Financial Measures (unaudited), continued

(dollars in millions)

	Engineered Products and Solutions(1),(2)					Transportation and Construction Solutions(1),(2)
Segment Measures Adjusted EBITDA	Quarter ended			Year ended		Quarter ended			Year ended
	December 31, 2014	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015
After-tax operating income (ATOI)	$124	$151	$123	$579	$595	$38	$44	$40	$180	$166
Add:
Depreciation, depletion, and amortization	42	61	67	137	233	11	11	11	42	43
Income taxes	64	71	54	298	282	14	18	14	69	63
Other	(1)	—	—	—	—	—	(1)	—	—	(1)

Adjusted EBITDA	$229	$283	$244	$1,014	$1,110	$63	$72	$65	$291	$271

Third-party sales	$1,114	$1,397	$1,409	$4,217	$5,342	$500	$475	$444	$2,021	$1,882
Adjusted EBITDA Margin	20.6%	20.3%	17.3%	24.0%	20.8%	12.6%	15.2%	14.6%	14.4%	14.4%

Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other nonoperating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

(1)	Effective in the second quarter of 2015, management removed the impact of metal price lag from the results of the Engineered Products and Solutions (now Engineered Products and Solutions and Transportation and Construction Solutions – see footnote 2 below) segment in order to enhance the visibility of the underlying operating performance of this business. Metal price lag describes the timing difference created when the average price of metal sold differs from the average cost of the metal when purchased by this segment. The impact of metal price lag is now reported as a separate line item in Alcoa’s reconciliation of total segment ATOI to consolidated net income (loss) attributable to Alcoa. As a result, this change does not impact the consolidated results of Alcoa. Segment information for all prior periods presented was updated to reflect this change. See Segment Information above for additional information.

(2)	In the third quarter of 2015, management approved a realignment of Alcoa’s Engineered Products and Solutions segment due to the expansion of this part of Alcoa’s business portfolio through both organic and inorganic growth. This realignment consisted of moving both the Alcoa Wheel and Transportation Products and Building and Construction Systems business units to a new reportable segment named Transportation and Construction Solutions. Additionally, the Latin American soft alloy extrusions business previously included in Corporate was moved into the new Transportation and Construction Solutions segment. The remaining Engineered Products and Solutions segment consists of the Alcoa Fastening Systems and Rings (renamed to include portions of the Firth Rixson business acquired in November 2014), Alcoa Power and Propulsion (includes the TITAL business acquired in March 2015), Alcoa Forgings and Extrusions (includes the other portions of Firth Rixson), and Alcoa Titanium and Engineered Products (a new business unit that represents the RTI International Metals business acquired in July 2015) business units. Segment information for all prior periods presented was updated to reflect the new segment structure.

Alcoa and subsidiaries

Calculation of Financial Measures (unaudited), continued

(dollars in millions)

Free Cash Flow	Quarter ended			Year ended
	December 31, 2014	September 30, 2015	December 31, 2015	December 31, 2014	December 31, 2015
Cash from operations	$1,458	$420	$865	$1,674	$1,582
Capital expenditures	(469)	(268)	(398)	(1,219)	(1,180)

Free cash flow	$989	$152	$467	$455	$402

Free Cash Flow is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations. It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

Days Working Capital	Quarter ended
	December 31, 2014	September 30, 2015(3)	December 31, 2015(3)
Receivables from customers, less allowances	$1,513	$1,489	$1,428
Add: Deferred purchase price receivable(1)	395	382	324

Receivables from customers, less allowances, as adjusted	1,908	1,871	1,752
Add: Inventories	3,064	3,443	3,523
Less: Accounts payable, trade	3,021	2,871	2,849

Working Capital(2)	$1,951	$2,443	$2,426

Sales	$6,377	$5,573	$5,245
Days Working Capital	28	40	43

Days Working Capital = Working Capital divided by (Sales/number of days in the quarter).

(1)	The deferred purchase price receivable relates to an arrangement to sell certain customer receivables to several financial institutions on a recurring basis. Alcoa is adding back this receivable for the purposes of the Days Working Capital calculation.

(2)	The Working Capital for each period presented represents an average quarter Working Capital, which reflects the capital tied up during a given quarter. As such, the components of Working Capital for each period presented represent the average of the ending balances in each of the three months during the respective quarter.

(3)	In the quarters ended September 30, 2015 and December 31, 2015, Working Capital and Sales include $708 and $387, respectively, and $924 and $422 respectively, related to three acquisitions, Firth Rixson (November 2014), TITAL (March 2015), and RTI International Metals (July 2015). Excluding these amounts, Days Working Capital was 31 and 29 for the quarters ended September 30, 2015 and December 31, 2015, respectively.

Alcoa and subsidiaries

Calculation of Financial Measures (unaudited), continued

(in millions)

Net Debt	December 31, 2014	September 30, 2015	December 31, 2015
Short-term borrowings	$54	$50	$38
Long-term debt due within one year	29	136	21
Long-term debt, less amount due within one year	8,769	9,091	9,044

Total debt	$8,852	$9,277	$9,103
Less: Cash and cash equivalents	1,877	1,739	1,919

Net debt	$6,975	$7,538	$7,184

Net debt is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management assesses Alcoa’s leverage position after factoring in available cash that could be used to repay outstanding debt.